SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                           EXCHANGE ACT OF 1934


                              August 14, 1998
                     (Date of Earliest Event Reported)


      AIRPLANES LIMITED                           AIRPLANES U.S. TRUST

(Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                Agreement)


      Jersey, Channel Islands                     Delaware
      (State or Other Jurisdiction of Incorporation or Organization)

      33-99970-01                                 13-3521640
      (Commission File                            (IRS Employer
      Number)                                     Identification No.)


      Airplanes Limited                           Airplanes U.S. Trust
      22 Grenville Street                         1100 North Market Street
      St. Helier                                  Rodney Square North
      Jersey, JE4 8PX                             Wilmington, Delaware
      Channel Islands                             19890-0001
      (011 44 1534 609 000)                       (1-302-651-1000)

        (Addresses and Telephone Numbers, Including Area Codes, of
                 Registrants' Principal Executive Offices)



Item 5. Other Events

       Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated August 14, 1998, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.


                                SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        AIRPLANES LIMITED


Date: August 14, 1998                   /s/ Roy M. Dantzic*
                                        -------------------------------
                                        Director and Officer


Date: August 14, 1998                   AIRPLANES U.S. TRUST


                                        /s/ Roy M . Dantzic*
                                        -------------------------------
                                        Controlling Trustee
                                        and Officer


                                        *By: /s/ Michael Walsh
                                        -------------------------------
                                           Attorney-in-Fact



                               EXHIBIT INDEX


Exhibit A - Report to Certificateholders
Exhibit B - Power of Attorney for Airplanes Limited
Exhibit C - Power of Attorney for Airplanes U.S. Trust